[SHIP]
                            [THE VANGUARD GROUP LOGO]

                        VANGUARD(R) PREFERRED STOCK FUND
               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 9, 2001

The board of trustees has determined that it is in the best interest of shareholders to terminate and liquidate the Fund as of July 27, 2001. In anticipation of the termination and liquidation, the Fund will not accept additional investments or open new accounts as of the close of business on April 6, 2001.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation. Distributor.                         PS38 042001